UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CENTURY ALUMINUM COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTURY ALUMINUM COMPANY

ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, JUNE 8, 2020

On May 22, 2020, Century Aluminum Company (the “Company”) issued the following press release announcing a change to the format and time of the Company’s 2020 Annual Meeting of Stockholders (the "Annual Meeting") scheduled to be held on Monday, June 8, 2020. As described in the press release below and the Notice of Change that follows, the Annual Meeting will now be held at 3:00 p.m. Central Time on Monday, June 8, 2020 in a virtual-only meeting format.

The following Notice of Change supplements the 2020 Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company, filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2020 and first mailed or made available to stockholders of the Company on April 28, 2020. These supplemental materials are being filed with the SEC as additional soliciting material and are being made available to stockholders on or about May 22, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT

Century Aluminum Company Announces Change in Format and Time for 2020 Annual Meeting of Stockholders

CHICAGO, May 22, 2020 (GLOBE NEWSWIRE) -- Century Aluminum Company ("Century" or the "Company")  (NASDAQ: CENX) today announced that, due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of its stockholders, employees, and stakeholders, the Company has decided to hold its 2020 Annual Meeting of Stockholders (“Annual Meeting”) in a virtual-only format. The Company also announced that it was changing the start time to 3:00 p.m. Central Time on Monday, June 8, 2020. Online access to the Annual Meeting will begin at 2:45 p.m. Central Time. Stockholders can participate in the Annual Meeting via a live audio webcast.
As described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2020 (the "Proxy Statement”), stockholders at the close of business on April 21, 2020, the record date, are entitled to attend and participate in the Annual Meeting.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/CENX2020 and to ask questions and/or vote, stockholders will be required to enter the 16-digit control number found on their proxy card, voting instruction form or notice previously received. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com or by telephone at 1-800-690-6903, 24 hours a day through 11:59 p.m. Eastern Time on the day before the Annual Meeting and may vote during the Annual Meeting by following the instructions available at www.virtualshareholdermeeting.com/CENX2020.
The Company urges all stockholders to vote in advance of the Annual Meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card, voting instruction form and notice of internet availability included with the previously distributed proxy materials will not be reissued or updated to reflect the change in meeting format and time and may continue to be used to vote shares in connection with the Annual Meeting.

Additional information has been filed with the SEC concerning the Annual Meeting.
About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland.  Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Contact

Peter Trpkovski
(Investors and media)
312-696-3112

NOTICE OF CHANGE TO 2020 ANNUAL MEETING OF STOCKHOLDERS

Monday, June 8, 2020                        www.virtualshareholdermeeting.com/CENX2020
3:00 p.m. Central Time

To the Stockholders of Century Aluminum Company:

Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and to support the health and safety of our stockholders, employees, and stakeholders, NOTICE IS HEREBY GIVEN that the format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed to a virtual-only format, via live audio webcast, and that the time of the Annual Meeting has changed from 8:00 a.m. Central Time to 3:00 p.m. Central Time on Monday, June 8, 2020. You will not be able to attend the Annual Meeting in person.

As previously described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2020 (the "Proxy Statement”), stockholders of record as of the close of business on the record date, April 21, 2020, are entitled to participate in and vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CENX2020 at 3:00 p.m. Central Time on June 8, 2020. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time.

To participate in the Annual Meeting, you will be required to enter the 16-digit control number found on your proxy card, voting instruction form or notice of internet availability previously sent. The proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change from an in-person meeting to a virtual meeting. If you hold your shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number. If you have already voted, you do not need to vote again. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the previously distributed proxy materials.

For more information about the virtual Annual Meeting, please refer to the “Additional Information About the Virtual Annual Meeting” section on the next page of this Notice.

On Behalf of Century’s Board of Directors,

Jesse E. Gary

Executive Vice President,
Chief Operating Officer and
General Counsel

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2020

The Company’s Notice of 2020 Annual Meeting of Stockholders, Proxy Statement and 2019 Annual Report on Form 10-K are available online at www.proxyvote.com.

Additional Information About the Virtual Annual Meeting
Attendance and Participation
Our virtual Annual Meeting will be conducted at www.virtualshareholdermeeting.com/CENX2020 via audio webcast. Stockholders of record will be able to attend and participate online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CENX2020.

To participate in the Annual Meeting, stockholders will be required to enter the 16-digit control number found on each stockholder’s proxy card, voting instruction form or notice of internet availability previously sent. The Annual Meeting will begin promptly at 3:00 p.m. Central Time on June 8, 2020. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting. We encourage stockholders to access the Annual Meeting in advance of the designated start time.

Questions and Information Accessibility
Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CENX2020, typing your question into the “Ask a Question” field, and clicking “Submit.”

We will hold a questions and comments session during the Annual Meeting during which we intend to respond to questions submitted during the Annual Meeting that are pertinent to the Company, as time permits and in accordance with our Rules for Conduct.   Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together by the Company. Additional information, including our Rules of Conduct and other related materials for the Annual Meeting, will be available at www.virtualshareholdermeeting.com/CENX2020. Information addressing technical and logistical questions and issues will be available at www.virtualshareholdermeeting.com/CENX2020.